[LOGO] SCUDDER
                                                                     INVESTMENTS


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EQUITY/GROWTH
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Scudder Development
Fund


Semiannual Report
January 31, 2001


For investors seeking long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth.

Contents
--------------------------------------------------------------------------------


                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                      14   Investment Portfolio

                      20   Financial Statements

                      23   Financial Highlights

                      25   Notes to Financial Statements

                      32   Officers and Trustees

                      33   Investment Products and Services

                      35   Account Management Resources

Scudder Development Fund
--------------------------------------------------------------------------------
Class AARP                ticker symbol SDVLX                    fund number 167
Class S                   ticker symbol SCDVX                    fund number 067
--------------------------------------------------------------------------------


Date of Inception: o    During the six months ended January 31, 2001, Scudder
2/11/71                 Development Fund's Class S shares returned -10.64%,
                        lagging the -3.98% return of its unmanaged benchmark,
                        the S&P 500.
Total Net Assets
as of 1/31/01 --
                   o    While the fund was negatively impacted by its focus
                        on growth stocks, an increase in cash holdings helped
Class AARP:             provide some cushion against the decline in the markets.
$2 million

Class S:           o    The fund continues to seek to invest in companies
$672 million            that management believes are backed by rapid revenue
                        growth, proven products and services, and experienced management teams.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Over most of the past year, growth stocks, particularly stocks of technology companies, have experienced one of their most difficult periods in many years. In 2000, the Nasdaq Composite Index fell almost 40% and, for the six months ended January 31, 2001, the index declined more than 26%.

In a market environment such as this, it may be hard for investors to consider having even part of their money in growth stocks. However, we believe you should keep the principles of diversification and long-term investing in mind no matter how the market is performing over the near term. Although prices of growth stocks can be volatile, we view these stocks as a critical component of a diversified portfolio. Scudder Development Fund seeks to invest in companies that management believes are backed by rapid revenue growth, proven products and services, and experienced management teams. Some of these companies may not live up to expectations, but many others may evolve into leaders of their industries. Participating in such growth means keeping focused on your goals during periods of market volatility. We believe doing so may help you avoid making decisions that could keep you from benefiting from the long-term potential of growth stocks.

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During the six-month period ended January 31, 2001, Scudder Development Fund underperformed the more broadly based S&P 500. For a discussion of the fund's performance and strategy, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued investment in Scudder Development Fund. For current information on the fund or your account, please call us toll-free or visit us on the Web.

Sincerely,

/s/ Linda C. Coughlin

Linda C. Coughlin
President
Scudder Development Fund

Performance Update
--------------------------------------------------------------------------------
                                                                January 31, 2001


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

Scudder Development Fund -- Class S     S&P 500 Index*

                  1991    10000              10000
                  1992    15973              12269
                  1993    15576              13572
                  1994    16943              15318
                  1995    15543              15398
                  1996    23628              21351
                  1997    26729              26976
                  1998    26970              34239
                  1999    31741              45363
                  2000    39857              50061
                  2001    37388              49618

                         Yearly periods ended January 31



--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                              Total Return

                                Growth of                                  Average
Period ended 1/31/2001           $10,000            Cumulative              Annual
------------------------------------------------------------------------------------
Scudder Development Fund -- Class S
------------------------------------------------------------------------------------
1 year                         $   9,392               -6.08%               -6.08%
------------------------------------------------------------------------------------
5 year                         $  15,824               58.24%                9.61%
------------------------------------------------------------------------------------
10 year                        $  37,388              273.88%               14.10%
------------------------------------------------------------------------------------
S&P 500 Index*
------------------------------------------------------------------------------------
1 year                         $   9,912                -.88%                -.88%
------------------------------------------------------------------------------------
5 year                         $  23,239              132.39%               18.35%
------------------------------------------------------------------------------------
10 year                        $  49,618              396.18%               17.36%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)

                         Yearly periods ended January 31

                1992   1993   1994   1995   1996   1997  1998   1999   2000   2001
------------------------------------------------------------------------------------
Fund Total
Return (%)      59.73 -2.49   8.78  -8.26  52.01  13.13   .90  17.69  25.41  -6.08
------------------------------------------------------------------------------------
Index Total
Return (%)      22.69 10.62  12.86    .52  38.66  26.35 26.93  32.49  10.36   -.88
------------------------------------------------------------------------------------
Net Asset
Value ($)       37.01 34.11  33.98  29.03  39.78  40.56 37.08  39.47  42.74  33.89
------------------------------------------------------------------------------------
Capital Gains
Distributions ($) .96  1.70   3.07   2.12   4.20   4.48  3.88   3.75   6.50   5.85
------------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The unmanaged index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

         Effective June 30, 1999, the Fund adopted its current objective to seek long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth. Prior to that date, the Fund's investment objective was to seek long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth. Since adopting its current objective, the cumulative return is 10.49%.

         On October 2, 2000, existing shares of the Fund were redesignated as Class S. In addition, the Fund commenced offering Class AARP shares. The total return information is for the Fund's Class S shares.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                January 31, 2001

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE         The fund's cash position
                                                          has increased from 10%
PIE CHART DATA:                                       to 16% during the past six
                                                              months, reflecting
    Common Stocks               84%                       management's view that
    Cash Equivalents            16%                           the equity markets
------------------------------------                          have been at risk.
                               100%
------------------------------------



--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 16% Cash Equivalents)                         While the performance of
THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE         the fund's semiconductor
                                                           holdings did not meet
PIE CHART DATA:                                                 expectations, if
                                                         technology continues to
    Technology                  59%                       progress over the long
    Health                      10%                             term, we believe
    Energy                       8%                                  advances in
    Service Industries           7%                     semiconductor components
    Communications               5%                     will be a leading reason
    Consumer Discretionary       3%                                   behind it.
    Durables                     3%
    Media                        2%
    Other                        3%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(33% of Portfolio)                                      The fund seeks to invest
                                                           in companies that are
  1. Vitesse Semiconductor Corp.                         backed by rapid revenue
     Manufacturer of digital integrated circuits         growth, proven products
                                                                   and services,
  2. Mercury Interactive Corp.                                   and experienced
     Producer of automated software testing tools              management teams.

  3. Time Warner Telecom, Inc.
     Provider of telecommunications services

  4. Sanmina Corp.
     Provider of electronics contract manufacturing services

  5. Symbol Technologies, Inc.
     Manufacturer of bar code laser scanners

  6. PeopleSoft, Inc.
     Manufacturer of human resource management software

  7. Andrx Group
     Producer of pharmaceuticals

  8. Check Point Software Technologies Ltd.
     Developer of management solutions for active networks

  9. Harley-Davidson, Inc.
     Manufacturer of motorcycles

 10. Fiserv, Inc.
     Provider of data processing services


For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                January 31, 2001

In the following interview, portfolio managers Sewall Hodges and J.C. Cabrera discuss the market environment and their investment strategy for the six-month period ended January 31, 2001.


         Q: Growth stocks have had a difficult time over the past six months.
         Why?

         A: There have been several problems with growth stocks during this period. The first began with a general excess in the ordering of products, particularly in the technology sector. This excess was a result of optimistic projections of demand in Internet-related ventures and in mobile communications. The second was the negative impact on consumer spending caused by higher energy prices and interest rates. Leading up to these developments, valuations (price/earnings ratios) were at the high end of historical norms. These factors contributed to a collapse in earnings growth rates and in stock prices of many of the leading growth companies of the late 1990s. Of all the sectors, technology companies, which make up the fund's largest sector, were hit the hardest. These companies had the highest growth rates and valuations, and experienced the biggest declines in growth and share prices.

         Q: How did the fund perform during this period?

         A: During the six-month period ended January 31, 2001, the fund's Class S shares returned -10.64%, lagging the -3.98% return of its more broadly based benchmark, the S&P 500 index. The fund's performance suffered from its focus on growth stocks, particularly technology stocks, where losses from the peak of the market were well over 50% in some cases. However, in August we realized that the markets were at risk. We therefore raised the fund's cash holdings to nearly 15%, well above the normal levels. We are, of course, not satisfied with the fund's long-term performance; however, the fund's increased cash position has provided some cushion against the decline in the markets for growth stocks.

--------------------------------------------------------------------------------

         Q: As you noted, the fund's long-term record has not been very good. What are you doing to try to improve performance?

         A: Since taking over the fund in August of 1999, our sole objective has been to turn around the fund's poor long-term performance record. To this end, we have thoroughly revamped the fund's investment process. The purpose in doing so is to institute a much more disciplined buy/sell investment approach. In the past, the fund has not been good at controlling losses and has held on to its winners well past the point at which further reasonable returns can be expected. This deficiency is being corrected. We are starting to see results from this effort, although there remains a lot of work to do to improve a 10-year history of underperfomance.

         Q: Please review the fund's investment strategy.

         A: We look for companies with the strongest long-range growth potential and lower downside risk. Since the fund is invested in stocks of all market capitalizations, size isn't a factor. Rather, we look for companies that we believe have the lowest probability of disappointments, because we believe investing in companies solely on the basis of their near-term growth potential can expose the portfolio to excessive levels of risk. We focus on companies with three important characteristics: rapid revenue growth, solid products or services with the potential to generate strong sales over the long term, and proven management teams.

         Q: You noted the downturn in technology stocks. Did any sectors perform relatively well?

         A: Any investment approach that was defensive in nature added value. In particular, the fund's defensive growth stocks, such as e-commerce payment processor Concord EFS, did well in this market. In an environment where growth rates are declining, companies that appear to offer stable or secure earnings tend to be the most sought after.

--------------------------------------------------------------------------------

         Q: What stocks performed well?

         A: In addition to Concord EFS, energy stocks contributed to performance in the period. The fund's holdings there include Nabors Industries, EOG Resources, Anadarko Petroleum, and Precision Drilling. Three other technology companies also helped: PeopleSoft, a software company; Time Warner Telecom; and Check Point Software.

         Q: Which stocks did not do as well as expected?

         A: We were disappointed by the performance of the fund's semiconductor holdings, the health care company QLT Inc., and Network Appliance, a computer storage company. Investor sentiment has turned negative on a number of the fund's semiconductor holdings. If the end demand for technology products slows, demand for the components used to make those products must usually also slow. However, if technology continues to progress over the long term, we believe advances in semiconductor components will be a leading reason behind it.

         Q: How are you positioning the fund for the rest of the year?

         A: We are holding onto the fund's high cash levels as the market remains difficult. We expect a poor earnings season for the quarter ending March 31, and we are concerned that lower earnings will more than offset the benefit of lower interest rates. However, some growth stocks are now at levels that are attracting the interest of value buyers. This could provide stability for some share prices.

         Q: What is your outlook for growth stocks?

         A: We are currently working our way through a bear market for growth stocks. Weak companies are being washed out. We believe a new set of growth leaders will emerge out of this process. The prospects for these businesses, particularly those with capable management teams and products with the potential to generate strong sales, will be exceptional in the long term. We are working to identify these corporations and invest at the appropriate time.


\

Glossary of Investment Terms
--------------------------------------------------------------------------------

           Bottom-Up An investment style that focuses on the use of research Investing Style to assess the performance of individual companies before considering the impact of economic trends. This approach, which is the opposite of "top-down" investing, assumes that the most significant determinant of performance is individual stock selection, rather than industry or country allocation.

           Defensive  Securities Stocks and bonds that are more conservative than average, and tend to perform better than the overall market when that market is weak. Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

              Growth Stock Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

      Price/Earnings  A widely used gauge of a stock's valuation that indicates
         Ratio (also  what investors are paying for a company's earning power at
           "earnings  the current stock price. A P/E ratio may be based on a multiple")  company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

           Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Additional glossary terms are located at our Web site -- myScudder.com.

Investment Portfolio                          as of January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Principal
                                                                       Amount ($)   Value ($)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Repurchase Agreements 4.5%
-----------------------------------------------------------------------------------------------

 State Street Bank and Trust Co., 5.63%, to be
    repurchased at $31,800,973 on 2/1/2001**
    (Cost $31,796,000) ............................................    31,796,000    31,796,000

-----------------------------------------------------------------------------------------------
Short-Term Investments 11.3%
-----------------------------------------------------------------------------------------------

 Student Loan Marketing Association, 5.58%***,
    2/1/2001 (Cost $80,000,000) ...................................    80,000,000    80,000,000


                                                            Shares
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Convertible Preferred Stocks 0.1%
-----------------------------------------------------------------------------------------------

 Health
 Medical Supply & Specialty 0.1%
 InterVentional Technologies, Inc. "G"* (Manufacturer of
    minimally invasive disposable microsurgical devices
    and systems for treatment of cardiovascular
    disease) (b) (c) (Cost $1,200,000) ............................       120,000       283,200

-----------------------------------------------------------------------------------------------
Common Stocks 84.1%
-----------------------------------------------------------------------------------------------

 Consumer Discretionary 2.8%
 Apparel & Shoes 0.3%
 Tommy Hilfiger Corp. (Designer and marketer of men's
    sportswear) ...................................................       133,800     1,899,960
                                                                                    -----------

 Recreational Products 2.5%
 Harley-Davidson, Inc. (Manufacturer of motorcycles) ..............       398,000    18,065,220
                                                                                    -----------

 Health 8.7%
 Biotechnology 2.2%
 Immunex Corp.* (Developer of biopharmaceutical
    products) .....................................................       392,900    12,032,563
 QLT, Inc.* (Developer of pharmaceutical products) ................       141,700     3,837,018
                                                                                    -----------
                                                                                     15,869,581
                                                                                    -----------


    The accompanying notes are an integral part of the financial statements.



                                       14

-----------------------------------------------------------------------------------------------


                                                                         Shares      Value ($)
-----------------------------------------------------------------------------------------------

 Health Industry Services 0.6%
 DaVita Inc.* (Provider of dialysis services) .....................       212,000     4,144,600
                                                                                    -----------
 Medical Supply & Specialty 1.4%
 Medtronic, Inc. (Manufacturer of cardiac pacemakers) .............       137,054     7,400,916


 Waters Corp.* (Provider of high-performance liquid
    chromatography products and services) .........................        38,200     2,808,846
                                                                                    -----------
                                                                                     10,209,762
                                                                                    -----------
 Pharmaceuticals 4.5%
 ALZA Corp.* (Producer of drugs providing programmed
    long-term medication) .........................................       171,100     7,083,536
 Andrx Group* (Producer of oral controlled-release
    pharmaceuticals) ..............................................       317,400    20,908,725
 Biovail Corp.* (Producer of pharmaceutical products) .............       100,400     4,342,300
                                                                                    -----------
                                                                                     32,334,561
                                                                                    -----------

 Communications 3.9%
 Cellular Telephone 0.1%
 Novatel Wireless, Inc.* (Provider of wireless data
    communications access solutions) ..............................        87,300     1,036,688
                                                                                    -----------
 Telephone/Communications 3.8%
 Time Warner Telecom, Inc. "A"* (Provider of
    telecommunications services) ..................................       364,600    27,732,388
                                                                                    -----------
 Financial 1.1%
 Banks
 State Street Corp. (Provider of institutional investor
    services and financial assets management) ............................ 67,400     7,611,482
                                                                                    -----------
 Media 1.8%
 Broadcasting & Entertainment
 Univision Communication, Inc.* (Provider of Spanish
    broadcasting services) ........................................       210,600     8,977,878
 Viacom, Inc.* (Provider of a wide range of
    entertainment and communication services) .....................        63,800     3,521,760
                                                                                    -----------
                                                                                     12,499,638
                                                                                    -----------
 Service Industries 5.6%
 EDP Services 3.3%
 Fiserv, Inc.* (Provider of data processing services) .............       296,400    15,357,225


    The accompanying notes are an integral part of the financial statements.

                                       15

-----------------------------------------------------------------------------------------------


                                                                           Shares     Value ($)
-----------------------------------------------------------------------------------------------

 Micromuse, Inc.* (Developer of software solutions to
    manage information technology infrastructure) .................        99,000     8,000,438
                                                                                    -----------
                                                                                     23,357,663
                                                                                    -----------
 Miscellaneous Commercial Services 2.3%
 Concord EFS, Inc.* (Provider of electronic transaction
    authorization, processing, settlement and
    transfer services) ............................................       292,600    12,824,109

 Internap Network Services Corp.* (Provider of centrally
    managed Internet connectivity services targeted
    at businesses) ................................................        81,400       658,831
 Plexus Corp.* (Provider of product realization services) .........        58,400     2,741,150
                                                                                    -----------
                                                                                     16,224,090
                                                                                    -----------
 Durables 2.4%
 Telecommunications Equipment
 Scientific-Atlanta, Inc. (Manufacturer of broadband
    communication equipment, test and measurement
    instruments, and defense electronic systems) ..................        55,600     3,336,000
 Sonus Networks Inc.* (Provider of voice infrastructure
    products) .....................................................       154,800     7,101,450
 Spectrasite Holdings, Inc.* (Developer of tower networks
    for the wireless communications industry) .....................       393,700     6,496,050
                                                                                   ------------
                                                                                     16,933,500
                                                                                   ------------
 Manufacturing 0.6%
 Electrical Products
 Nanometrics, Inc.* (Manufacturer of products for
    advanced integrated circuit, flat panel display and
    magnetic heads) ...............................................       192,800     3,940,350
                                                                                    -----------
 Technology 50.0%
 Computer Software 13.9%
 Brocade Communications Systems, Inc.* (Provider of
    switching solutions for storage area networks) ................       123,900    11,189,719
 Check Point Software Technologies Ltd.* (Developer of
    management solutions for active networks) .....................       120,500    18,376,250
 Intuit, Inc.* (Provider of financial software for households
    and small businesses) .........................................       266,900    10,542,550
 Microsoft Corp.* (Developer of computer software) ................       211,800    12,933,038
 PeopleSoft, Inc.* (Manufacturer of human resource
    management software) ..........................................       520,900    21,356,900
 RSA Security, Inc.* (Provider of Internet security
    solutions for electronic businesses worldwide) ................        89,700     5,561,400



    The accompanying notes are an integral part of the financial statements.


                                       16

-----------------------------------------------------------------------------------------------

                                                                            Shares   Value ($)
-----------------------------------------------------------------------------------------------

 SAP AG (Sponsored ADR) (Manufacturer of
    computer software) ............................................       128,200     6,107,448
 Verity, Inc.* (Developer and supporter of software tools
    and applications for locating information on various
    networks and databases) .......................................       418,600    12,453,350
                                                                                    -----------
                                                                                     98,520,655
                                                                                    -----------
 EDP Peripherals 11.6%
 Corning, Inc. (Producer of fiber optics) .........................        73,800     4,185,198
 EMC Corp.* (Provider of enterprise storage systems,
    software, networks and services) ..............................        98,100     7,454,619
 Mercury Interactive Corp.* (Producer of automated
    software testing tools) .......................................       391,000    33,968,125
 Network Appliance, Inc.* (Designer and manufacturer of
    network data storage devices) .................................       265,100    14,215,988
 Symbol Technologies, Inc. (Manufacturer of bar code
    laser scanners) ...............................................       474,900    22,462,770
                                                                                    -----------
                                                                                     82,286,700
                                                                                    -----------
 Electronic Components/Distributors 4.6%
 Analog Devices, Inc.* (Manufacturer of integrated
    circuits used in analog and digital processing) ...............       173,200    10,842,320
 Applied Micro Circuits Corp.* (Designer and manufacturer
    of high-bandwidth silicon solutions) ..........................        99,600     7,320,600
 Cisco Systems, Inc.* (Manufacturer of computer network
    products) .....................................................       146,300     5,477,106
 Sandisk Corp.* (Manufacturer of flash memory data
    storage products) .............................................       122,300     3,905,956
 Vishay Intertechnology, Inc.* (Manufacturer of electronic
    components) ...................................................       245,000     5,341,000
                                                                                    -----------
                                                                                     32,886,982
                                                                                    -----------
 Precision Instruments 2.1%
 Credence Systems Corp.* (Manufacturer of
    semiconductor testing equipment) ..............................       362,300     9,102,788
 Photon Dynamics, Inc.* (Supplier of test, inspection and
    repair systems for the flat panel manufacturing
    industry) .....................................................       216,800     5,975,550
                                                                                    -----------
                                                                                     15,078,338
                                                                                    -----------
 Semiconductors 17.8%
 Cirrus Logic Inc.* (Manufacturer of integrated circuits) .........       109,400
                                                                                      3,090,550
 Elantec Semiconductor, Inc.* (Designer and manufacturer
    of analog integrated circuits) ................................        98,400     4,660,163
 Intel Corp. (Producer of semiconductor memory circuits) ..........       355,800    13,164,600
 Linear Technology Corp.* (Manufacturer of integrated
    circuits) .....................................................       216,400    13,552,050


    The accompanying notes are an integral part of the financial statements.


                                       17


-----------------------------------------------------------------------------------------------

                                                                          Shares      Value ($)
-----------------------------------------------------------------------------------------------
 Microchip Technology Inc.* (Manufacturer of
    microcontrollers, specialty memory products and
    application development systems) ..............................       140,200     4,214,763
 Pericom Semiconductor Corp.* (Developer of integrated
    circuits) .....................................................       328,200     7,199,888
 QLogic Corp.* (Manufacturer of semiconductor and
    input/output products) ........................................       101,400     8,923,200
 SDL, Inc.* (Designer and manufacturer of semiconductor
    lasers) .......................................................        14,500     2,925,375
 Sanmina Corp.* (Provider of electronics contract
    manufacturing services) .......................................       466,400    22,678,700
 Silicon Storage Technology, Inc.* (Designer of memory
    chips) ........................................................       649,800     9,665,775
 Siliconix, Inc.* (Manufacturer of discrete and integrated
    semiconductor products) .......................................        45,600     1,407,900
 Vitesse Semiconductor Corp.* (Manufacturer of digital
    integrated circuits) ..........................................       490,200    34,834,838
                                                                                    -----------
                                                                                    126,317,802
                                                                                    -----------
 Energy 6.8%
 Oil & Gas Production 5.5%
 Anadarko Petroleum Corp. (Explorer and producer of
    crude oil and natural gas) ....................................       183,100    10,418,390
 EOG Resources, Inc. (Explorer and producer of oil and
    gas) ..........................................................       219,500     9,600,930
 Nabors Industries, Inc.* (Contractor of land drilling) ...........       179,000
                                                                                     10,562,790
 Talisman Energy, Inc.* (Producer of oil and gas) .................       232,500     8,112,270
                                                                                    -----------
                                                                                     38,694,380
                                                                                    -----------
 Oilfield Services/Equipment 1.3%
 Precision Drilling Corp.* (Provider of contract well
    drilling and other services to the oil and gas industry) ......       240,200     9,017,108
                                                                                    -----------
 Utilities 0.4%
 Electric Utilities
 Orion Power Holdings, Inc.* (Producer of electricity) ............       131,400     3,035,340
                                                                                    -----------

Total Common Stocks (Cost $465,971,366) ...........................                 597,696,788
-----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $578,967,366) (a)                        709,775,988
-----------------------------------------------------------------------------------------------

*  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(a)The cost for federal income tax purposes was $578,967,366. At January 31, 2001, net unrealized appreciation for all securities based on tax cost was $130,808,622. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $208,734,957 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $77,926,335.

(b)Securities valued in good faith by the Valuation Committee of the Trustees at fair value amounted to $283,200 (0.04% of net assets). Their values have been estimated by the Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at January 31, 2001 aggregated $1,200,000. These securities may also have certain restrictions as to resale.

(c)Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at January 31, 2001 amounted to $283,200, which represents 0.12% of net assets. Information concerning such restricted securities at January 31, 2001, is as follows:

                                                     Acquisition
     Security                                          Date          Cost ($)
--------------------------------------------------------------------------------
    InterVentional Technologies, Inc. "G"............  3/6/1995     1,200,000


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2001(Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $578,967,366) ......................   $ 709,775,988
Cash .........................................................................           1,294
Receivable for investments sold ..............................................       5,335,596
Dividends receivable .........................................................           6,492
Interest receivable ..........................................................           4,973
Receivable for Fund shares sold ..............................................       1,398,379
Other receivables ............................................................         559,249
Other assets .................................................................           4,664
                                                                               ---------------
Total assets .................................................................     717,086,635


Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................      12,195,971
Payable for Fund shares redeemed .............................................      29,926,707
Accrued management fee .......................................................         501,622
Other accrued expenses and payables ..........................................         468,755
                                                                               ---------------
Total liabilities ............................................................      43,093,055
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 673,993,580
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment income (loss) .....................................      (1,858,873)
Net unrealized appreciation (depreciation) on:
  Investments ................................................................     130,808,622
  Other receivables ..........................................................      (1,232,691)
Accumulated net realized gain (loss) .........................................      19,301,046
Paid-in capital ..............................................................     526,975,476
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 673,993,580
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Class AARP
NetAsset Value, offering and redemption price per share ($1,538,869 / 45,409 outstanding shares of beneficial interest, $.01 par value, unlimited number ---------------
   of shares authorized) .....................................................   $       33.89
                                                                               ---------------

Class S
NetAsset Value, offering and redemption price per share ($672,454,711 /
   19,842,773 outstanding shares of beneficial interest, $.01 par value,       ---------------
   unlimited number of shares authorized) ....................................   $       33.89
                                                                               ---------------

    The accompanying notes are an integral part of the financial statements

                                       20


----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended January 31, 2001 (Unaudited)
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Dividends ....................................................................   $     120,786
Interest .....................................................................       3,123,966
                                                                               ---------------
Total Income .................................................................       3,244,752
                                                                               ---------------
Expenses:
Management fee ...............................................................       3,447,990
Adminstrative fee ............................................................       1,059,476
Services to shareholders .....................................................         504,581
Custodian and accounting fees ................................................          20,531
Auditing .....................................................................           9,130
Legal ........................................................................           3,286
Trustees' fees and expenses ..................................................          14,417
Reports to shareholders ......................................................          21,762
Registration fees ............................................................          18,389
Other expenses ...............................................................          17,313
                                                                               ---------------
Total expenses, before expense reductions ....................................       5,116,875
Expense reductions ...........................................................         (13,250)
                                                                               ---------------
Total expenses, after expense reductions .....................................       5,103,625
----------------------------------------------------------------------------------------------
Net investment income (loss) .................................................      (1,858,873)
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................      19,737,974
Foreign currency related transactions ........................................          (7,395)
                                                                               ---------------
                                                                                    19,730,579
                                                                               ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................     (99,624,698)
Other receivables ............................................................          10,323
                                                                               ---------------
                                                                                   (99,614,375)
-----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         (79,883,796)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (81,742,669)
-----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended
                                                       January 31,
                                                          2001         Year Ended
Increase (Decrease) in Net Assets                      (Unaudited)     July 31, 2000
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $  (1,858,873)   $  (7,649,538)
Net realized gain (loss) on investment transactions      19,730,579      178,797,881
Net unrealized appreciation (depreciation) on .....     (99,614,375)      27,799,290
   investment transactions during the period
                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations.................................     (81,742,669)     198,947,633
                                                    ---------------  ---------------
Distributions to shareholders from:
Net realized gains:
  Class AARP ......................................        (142,767)              --
                                                    ---------------  ---------------
  Class S .........................................    (101,271,299)    (113,693,597)
                                                    ---------------  ---------------
Fund share transactions:
Proceeds from shares sold .........................     468,036,244      890,418,676
Reinvestment of distributions .....................      96,109,088      106,660,992
Cost of shares redeemed ...........................    (533,776,505)    (971,630,792)
                                                    ---------------  ---------------
Net increase (decrease) in net assets from Fund
   share transactions..............................      30,368,827       25,448,876
                                                    ---------------  ---------------
Increase (decrease) in net assets .................    (152,787,908)     110,702,912
Net assets at beginning of period .................     826,781,488      716,078,576
Net assets at end of period (including accumulated
   net investment loss of $1,858,873 at January 31, ---------------  ---------------
   2001) ..........................................   $ 673,993,580    $ 826,781,488
                                                    ---------------  ---------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

--------------------------------------------------------------------------------
                                                                     2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $47.06
                                                                      ----------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (b)                                      (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions   (7.29)
                                                                      ----------
--------------------------------------------------------------------------------
  Total from investment operations                                     (7.32)
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net realized gains on investment transactions                        (5.85)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $33.89
                                                                      ----------
--------------------------------------------------------------------------------
Total Return (%)                                                      (14.70)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     2
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         1.31*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.30*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.27)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               71*
--------------------------------------------------------------------------------

(a)For the period from October 2, 2000 (commencement of sales of Class AARP shares) to January 31, 2001 (Unaudited).

(b)Based on monthly average shares outstanding during the period.

*  Annualized

** Not annualized

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------
Class S (a)             2001(c)  2000(d)  1999(e) 1999(f)  1998(f)  1997(f) 1996(f)
-----------------------------------------------------------------------------------
Net asset value,
beginning of period     $44.92   $40.26   $42.06   $41.67   $39.02  $45.56   $37.35
                      -------------------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from
investment operations:
------------------------------------------------------------------------------------
  Net investment income
  (loss) (b)              (.10)    (.42)    (.04)    (.35)    (.41)   (.40)    (.38)
------------------------------------------------------------------------------------
  Net realized and
  unrealized gain
  (loss) on investment
  transactions           (5.08)   11.58    (1.76)    4.49     6.94   (1.66)   12.79
                      -------------------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations             (5.18)   11.16    (1.80)    4.14     6.53   (2.06)   12.41
------------------------------------------------------------------------------------
Less distributions
from:
------------------------------------------------------------------------------------
Net realized gains on
investment transactions  (5.85)   (6.50)      --    (3.75)   (3.88)  (4.48)   (4.20)
                      -------------------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions    (5.85)   (6.50)      --    (3.75)   (3.88)  (4.48)   (4.20)
------------------------------------------------------------------------------------
Net asset value, end
of period               $33.89   $44.92   $40.26   $42.06   $41.67  $39.02   $45.56
                      --------------------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)        (10.64)** 29.22    (4.33)** 11.65    17.86   (4.93)   35.26
------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)        672      827      716      775      845     862    1,040
------------------------------------------------------------------------------------
Ratio of expenses
before expense
reductions (%)            1.33*    1.41(h)  1.52*    1.51     1.41    1.36     1.24
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)    1.33*    1.40(h)  1.52*    1.51     1.41    1.36     1.24
------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)         (.48)*   (.95)   (1.09)*   (.94)    (.99)  (1.02)    (.91)
------------------------------------------------------------------------------------
 Portfolio turnover
 rate (%)                  71*      100        4*      97(g)    52      52       59
------------------------------------------------------------------------------------

(a) On October 2, 2000 existing shares of the Fund were redesignated as Class S.

(b) Based on monthly average shares outstanding during the period.

(c) For the six months ended January 31, 2001 (Unaudited).

(d) For the year ended July 31, 2000.

(e)For the one month ended July 31, 1999. On June 7, 1999, the Fund changed the fiscal year end from June 30 to July 31.

(f)For the year ended June 30.

(g)The change in the investment objective during the period resulted in a higher portfolio turnover rate.

(h)The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.40% and 1.39%, respectively (see Notes to Financial Statements).

*  Annualized

** Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On October 2, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

--------------------------------------------------------------------------------


Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in

--------------------------------------------------------------------------------

excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Other. At January 31, 2001, other receivables of $559,249 (0.08% of net assets) with a cost of $1,791,940 have been valued in good faith by the Valuation Committee of the Trustees.

B. Purchases and Sales of Securities

During the six months ended January 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $235,349,266 and $286,393,611, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., (formerly Scudder Kemper Investments, Inc.), ("ZSI" or the "Advisor"), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in

--------------------------------------------------------------------------------

accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 1.00% of the Fund's first $500 million of average daily net assets, 0.95% of the next $500 million of such net assets, and 0.90% on such net assets in excess of $1 billion, computed and accrued daily and payable monthly.

Effective October 2, 2000, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with ZSI. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $1,000,000,000 of the Fund's average daily net assets, 0.80% of the next $500,000,000 of such net assets and 0.75% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2001, the fee pursuant to the Agreement and the Management Agreement amounted to $3,447,990, which was equivalent to an annual effective rate of 0.90% of the Fund's average daily net assets.

Administrative Fee. Effective October 2, 2000, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.45% of average daily net assets for Classes S and AARP, and 0.475% of such net assets for Class A, 0.525% for Class B and 0.50% for Class C, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and

--------------------------------------------------------------------------------

expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period October 2, 2000 through December 31, 2000, the Administrative Agreement expense charged to the Fund amounted to $1,059,476, of which $197,954 is unpaid at January 31, 2001.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to October 2, 2000, the amount charged to the Fund by SSC aggregated $170,290, all of which is paid at January 31, 2001.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to October 2, 2000, the amount charged to the Fund by STC aggregated $180,641, all of which is paid at January 31, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to October 2, 2000, the amount charged to the Fund by SFAC aggregated $17,187, all of which is paid at January 31, 2001.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Advisor, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. Prior to October 2, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $31,868, of which $24,819 is unpaid at January 31, 2001.

Effective October 2, 2000 the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended January 31, 2001, Trustees' fees and expenses aggregated $14,417.

--------------------------------------------------------------------------------


Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI, but does not recommend specific mutual funds. Effective October 2, 2000, ZSI has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the six months ended January 31, 2001, the Fund's custodian fees were reduced by $1,360. Prior to October 2, 2000, transfer agent fees were reduced by $11,890.

Effective October 2, 2000, transfer agent credits are no longer used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its ZSI no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in

--------------------------------------------------------------------------------

connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

G. Share Transactions

The following tables summarize share and dollar activity in the Fund:


                                                                     Six Months Ended                    Year Ended
                                                                     January 31, 2001                  July 31, 2000
                                                               -----------------------------------------------------------------
                                                                     Shares        Dollars           Shares          Dollars

Shares sold
---------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..................................................         134,883    $   5,494,591               --    $          --
Class S** ....................................................      11,250,196      462,541,653       20,022,688      890,418,676
                                                                                  $ 468,036,244                     $ 890,418,676

Shares issued to shareholders in reinvestment of distributions
---------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..................................................           4,268    $     135,340               --    $          --
Class S** ....................................................       3,026,605       95,973,748        2,595,791      106,660,992
                                                                                  $  96,109,088                     $ 106,660,992

Shares redeemed
---------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..................................................         (93,742)   $  (3,953,754)              --    $          --
Class S** ....................................................     (12,839,435)    (529,822,751)     (22,000,974)    (971,630,792)
                                                                                  $(533,776,505)                    $(971,630,792)

Net increase (decrease)
---------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..................................................          45,409    $   1,676,177               --    $          --
Class S** ....................................................       1,437,366       28,692,650          617,505       25,448,876
                                                                                  $  30,368,827                     $  25,448,876

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to January 31, 2001.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH Educational Foundation

 Dawn-Marie Driscoll
   o Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and Economic Counsellor, The Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director, First Light Capital, LLC

 Steven Zaleznick
   o Trustee; President and Chief Executive Officer, AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Peter Chin*
   o  Vice President

 J. Brooks Dougherty*
   o  Vice President

 James M. Eysenbach*
   o  Vice President

 James E. Fenger*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Sewall F. Hodges*
   o  Vice President

 Robert L. Horton*
   o  Vice President

 James E. Masur*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 Blair J. Treisman*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary


 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       33

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments